UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Enterprise Drive Plainsboro, NJ	08536
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
As previously announced, on July 23, 2008, Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company”), entered into the following agreements for the acquisition of Theken Spine, LLC, Theken Disc, LLC and Therics, LLC (collectively, the “Theken Companies”): (i) Unit Purchase Agreement among the Company, Theken Spine, LLC, Randall R. Theken and the other members of Theken Spine, LLC set forth therein (the “Theken Spine Unit Purchase Agreement”); (ii) Unit Purchase Agreement among the Company, Theken Disc, LLC, Randall R. Theken and the other members of Theken Disc, LLC set forth therein; and (iii) Unit Purchase Agreement among the Company, Therics, LLC, Randall R. Theken and AFBS, Inc. (collectively, the “Unit Purchase Agreements”). Pursuant to the Unit Purchase Agreements, on August 1, 2008, the Company, through its wholly-owned subsidiary Integra Spine, Inc., acquired all of the membership interests of each of the Theken Companies from Randall R. Theken, the majority member of each company (“Mr. Theken”), and the remaining minority members. The Theken Companies, based in Akron, Ohio, design, develop and manufacture spinal fixation products, synthetic bone substitute products and spinal arthroplasty products.
The aggregate purchase price for the Theken Companies paid at closing was $75 million, on a cash-free, debt-free basis, allocated as follows: $47 million for Theken Spine, $20 million for Theken Disc and $8 million for Therics. In addition, under the Theken Spine Unit Purchase Agreement, the Company has agreed to pay up to $125 million in earn-out payments to the members and former appreciation rights holders of Theken Spine in accordance with a formula based on the net sales of the Theken Companies during a two-year period following the closing. The description of the terms of the Theken Spine Unit Purchase Agreement is qualified in its entirety by reference to the copy of the Theken Spine Unit Purchase Agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 24, 2008.
ITEM 7.01. REGULATION FD DISCLOSURE.
On August 4, 2008, the Company issued a press release announcing that it closed on its acquisition of the Theken Companies. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full.
The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Business Acquired.
The financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued August 4, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
Date: August 4, 2008	By:	/s/ John B. Henneman, III
John B. Henneman, III
Executive Vice President, Finance and Administration, and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release issued August 4, 2008